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				UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549

				  FORM 8-K

			       CURRENT REPORT
		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported) May 18, 2005
							 ------------

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

	   OHIO                       0-5544                31-0783294
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)

		   9450 Seward Road, Fairfield, Ohio  45014
	     (Address of principal executive offices) (Zip Code)

			       (513) 603-2400
	     (Registrant's telephone number, including area code)

				Not Applicable
	 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  Entry into Material Definitive Agreement
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   (a)   At the 2005 annual meeting of Ohio Casualty Corporation (the
	 "Corporation") held on May 18, 2005, the shareholders of the Corporation approved the Ohio Casualty Corporation 2005 Incentive Plan (the "2005 Plan"). On May 19, 2005, the board of directors of the Corporation adopted the 2005 Plan. A description of the material terms of the 2005 Plan was included in, and a copy of the 2005 Plan was attached as Exhibit B to the Corporation's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2005. The 2005 Plan is filed as Exhibit 99 hereto, and is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.
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   (c)   Exhibits

	 Exhibit No.     Description
	 ----------      -----------

	     99          Ohio Casualty Corporation 2005 Incentive Plan








				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





					  OHIO CASUALTY CORPORATION
					  -------------------------
						 (Registrant)






May 20, 2005                              /s/ Debra K. Crane
					  ----------------------------------
					  Debra K. Crane, Senior Vice
					    President, General Counsel and
					    Secretary




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			       Exhibit Index
			       -------------

			 Current Report on Form 8-K
			     Dated May 18, 2005


Exhibit No.     Description
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    99          Ohio Casualty Corporation 2005 Incentive Plan








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